SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

ENCORE MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2004

To our Stockholders:

        The 2004 annual meeting of stockholders of Encore Medical Corporation (the “Company”) will be held at The University Club, One West 54th Street, New York, New York, on Tuesday, May 18, 2004, beginning at 10:00 a.m. local time. At the meeting, stockholders will act on the following matters:

(1)	Election of three directors by the holders of common stock, two for a term of three years and one to fill the unexpired one year term of a Class B director;

(2)	Amendment of our 1996 Incentive Stock Plan increasing the number of shares of common stock authorized for issuance under the plan; and

(3)	Any other matters that properly come before the meeting.

        Stockholders of record at the close of business on April 2, 2004 are entitled to vote at the meeting or any postponement or adjournment.

By order of the Board of Directors,

Harry L. Zimmerman
Corporate Secretary

April 5, 2004
Austin, Texas

YOUR VOTE IS IMPORTANT.

Please Sign, Date and Return Your Proxy Card Before the Special Meeting.

If you have any questions about voting your shares, please contact
Harry L. Zimmerman, at (512) 832-9500 or harry_zimmerman@encoremed.com.

9800 Metric Blvd.
Austin, Texas 78758
_______________________

PROXY STATEMENT
_______________________

        This proxy statement contains information related to the annual meeting of stockholders of Encore Medical Corporation (the “Company”, “Encore” or “we”) to be held at The University Club, One West 54th Street, New York, New York, on Tuesday, May 18, 2004, beginning at 10:00 a.m. local time, and at any postponements or adjournments thereof.

ABOUT THE MEETING

What is the purpose of the annual meeting?

        At the Company’s annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of three directors by the holders of common stock of the Company, par value $.001 per share, and the proposed increase in the number of common shares authorized for issuance under the 1996 Incentive Stock Plan. In addition, the Company’s management will report on the performance of the Company during 2003 and respond to questions from stockholders.

Who is entitled to vote?

        Only holders of record of our common stock at the close of business on the record date, April 2, 2004, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

        All holders of our common stock as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of shares of our common stock outstanding on the record date with a majority of the voting power for a matter will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 42,822,628 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

        If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you attend the meeting, you may deliver your completed proxy card in person.

Can I vote by telephone or electronically?

        No.

Can I change or revoke my vote after I return my proxy card?

        Yes.     Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The mailing address for the Secretary of the Company is 9800 Metric Blvd., Austin, Texas 78758, Attn: Harry L. Zimmerman. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy. You must actually obtain a ballot and vote your shares to revoke a proxy.

How do I vote my 401(k) shares?

        If you participate in the Encore Medical Corporation 401(k) Plan, you may vote shares of our common stock equivalent to the value of the interest credited to your account by instructing Wells Fargo Bank, N.A., the trustee of the plan, pursuant to the instruction card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by May 10, 2004. If you do not send instructions, the share equivalents credited to your account will be voted by the trustee in the same proportion that it votes share equivalents for which it did receive timely instructions.

        You may also revoke previously given voting instructions by May 10, 2004, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

What are the Board’s recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors of the Company (the “Board”). The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  For election of the nominated slate of directors (see page 16); and
  For the approval of the amendment to the 1996 Incentive Stock Plan (the “Plan”)(see page 18).

What vote is required to approve each item?

•    Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting that are entitled to elect each director is required for the election of the directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

•    Amendment of the Plan. The affirmative vote of the holders of shares of our common stock with a majority of the voting power represented in person or by proxy and entitled to vote on the item will be required for approval. Stockholders and brokers returning proxies or attending the meeting who abstain from voting on approval of the amendment to the Plan will count towards determining a quorum. Such abstentions will have no effect on the approval of the amendment to the Plan.

•    Other Items. For each other item, the affirmative vote of the holders of shares of our common stock with a majority of the voting power represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

        Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. In the event that a broker does not receive voting instructions for non-routine matters, a broker may notify us that it lacks voting authority to vote those shares. These “broker non-votes” refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). These broker non-votes will have no effect on the outcome of the amendment to the Plan.

STOCK OWNERSHIP

Who are the largest owners of the Company’s stock?

        We know of only one (1) person (or entity) that is, as of March 15, 2004, the beneficial owner of more than five percent of our common stock. It is:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Galen Partners III, L.P.(1)	9,216,432	21.3%
610 Fifth Avenue
New York, NY 10020

(1)

Consists of 8,714,303 shares of common stock and 502,129 shares of common stock underlying warrants exercisable within 60 days from March 15, 2004. Does not include (i) the 36,013 shares of our common stock or (ii) the 2,076 shares of common stock underlying warrants exercisable within 60 days from March 15, 2004, beneficially owned by Galen Employee Fund III, L.P., the beneficial ownership of which is disclaimed by this person. Also, does not include (i) the 788,755 shares of common stock or (ii) the 45,449 shares of common stock underlying warrants exercisable within 60 days from March 15, 2004 beneficially owned by Galen Partners International III, L.P., the beneficial ownership of which is disclaimed by this person.

How much stock do the Company’s directors and officers own?

         The following table shows the ownership of our common stock by (i) the Company’s directors, (ii) the executive officers of the Company named in the Summary Compensation Table below, and (iii) the directors and executive officers of the Company as a group, in each case as of March 15, 2004.

Name	Aggregate Number of Shares Beneficially Owned(1)	Acquirable within 60 days(2)	Percent of Shares Outstanding
Kenneth W. Davidson (3)	704,389	0	1.6%
Paul Chapman (4)	0	25,000	*
Jack Cahill	112,846	0	*
Scott Klosterman (5)	0	21,667	*
Harry L. Zimmerman	222,149	0	*
John H. Abeles, M.D. (6)	341,709	70,000	1.0%
Alastair J.T. Clemow (7)	0	15,000	*
Jay M. Haft (8)	109,240	70,000	*
Joel S. Kanter (9)	250,000	70,000	*
Richard O. Martin, Ph.D. (10)	24,991	70,000	*
Karen R. Osar	0	0	*
Bruce F. Wesson (11)	9,616,734	577,578	23.6
Zubeen Shroff (12)	9,566,550	30,000	23.4
All Directors and executive officers
as a group (14 persons)	11,328,417	1,004,245	28.2

* Represents less than 1% of the Company’s outstanding common stock.

(1)	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.

(2)	Reflects the number of shares that could be purchased by exercise of options or warrants on March 14, 2004 or within 60 days thereafter under the Company’s stock option plans.

(3)	Of the shares attributed to Mr. Davidson, 135,502 shares are held by a trust for the benefit of Mr. Davidson’s children, of which Mr. Davidson is co-trustee.

(4)	Consists of 25,000 shares of our common stock underlying options exercisable within 60 days of March 15, 2004.

(5)	Consists of 21,677 shares of our common stock underlying options exercisable within 60 days of March 15, 2004.

(6)

Consists of 341,709 shares of our common stock and 70,000 shares of our common stock underlying options exercisable within 60 days from March 15, 2004. Of the shares attributed to Dr. Abeles, all of the outstanding shares of common stock listed are owned by Northlea Partners, Ltd., a limited partnership of which Dr. Abeles is the general partner and the Abeles Family Trust is the sole limited partner. Dr. Abeles has sole voting and investment power with respect to such shares.

(7)	Consists of 15,000 shares of our common stock underlying options exercisable within 60 days of March 15, 2004.

(8)	Consists of 109,240 shares of our common stock and 70,000 shares of our common stock underlying options exercisable within 60 days of March 15, 2004.

(9)

Consists of 250,000 shares of our common stock and 70,000 shares of our common stock underlying options exercisable within 60 days of March 15, 2004. Of the shares attributed to Mr. Kanter, 50,000 shares of our common stock are owned by Windy City, Inc. and 200,000 shares of our common stock are beneficially owned by the Kanter Family Foundation, a charitable not-for-profit corporation. Mr. Kanter is the President and a member of the Board of Directors for both Windy City, Inc. and the Kanter Family Foundation and has sole voting and investment control over said securities. Mr. Kanter disclaims any and all beneficial ownership of securities owned by either Windy City, Inc. or the Kanter Family Foundation.

(10)	Consists of 24,991 shares of our common stock and 70,000 shares of our common stock underlying options exercisable within 60 days of March 15, 2004.

(11)

Of the shares attributed to Mr. Wesson, all but 136,492 of the shares listed are beneficially owned by the Galen Entities, of which he is the managing member or sole stockholder of the respective general partners of the Galen Entities. Mr. Wesson does not have sole voting or investment power with respect to the shares owned by the Galen Entities, and Mr. Wesson disclaims beneficial ownership of these shares except to the extent of each of his pecuniary interest therein. Includes 63,492 shares held by Galen Advisors, LLC of which Mr. Wesson is a member. Mr. Wesson does not have sole voting or investment power with respect to such shares and Mr. Wesson disclaims beneficial ownership of these shares except to the extent of his pecuniary interests therein. It also includes 30,000 shares of our common stock underlying options that are exercisable within 60 days from March 15, 2004. Does not include 17,500 shares held in a trust of which Mr. Wesson’s spouse is a co-trustee. Mr. Wesson disclaims beneficial ownership of these shares.

(12)

Of the shares attributed to Mr. Shroff, all but 30,000 of the shares listed are beneficially owned by the Galen Entities, of which he is the managing member of the general partner of two of the Galen Entities that control the general partner of the Galen Entities. Mr. Shroff does not have sole voting or investment power with respect to the shares owned by the Galen Entities, and Mr. Shroff disclaims beneficial ownership of these shares except to the extent of each of his pecuniary interest therein. Includes 30,000 shares of our common stock underlying options that are exercisable within 60 days from March 15, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based upon a review of filings with the Securities and Exchange Commission (“SEC”) and written representations that no other reports were required, the Company believes that all of the Company’s directors and executive officers complied during 2003 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 except for (i) seven transactions by Richard Martin contained on one Form 4, (ii) one transaction by Richard Martin contained on one Form 4, (iii) one Form 3 transaction by Karen Osar, (iv) four transactions by Bruce Wesson contained on one Form 4, (v) two transactions by Bruce Wesson contained on one Form 4, (vi) one Form 4 transaction by Alastair Clemow, (vii) eight transactions by John Abeles contained on one Form 4, (viii) three transactions by Scott Klosterman contained on one Form 3, (ix) two transactions by Zubeen Shroff contained on one Form 4, (x) seven transactions by Joel Kanter contained on one Form 4, (xi) one Form 4 transaction by Paul Chapman, and (xii) nine transactions by Jay Haft contained on one Form 4, all of which were not timely filed due to an administrative oversight.

CORPORATE GOVERNANCE AND RELATED MATTERS

GENERAL

         We have long believed that good corporate governance is important to ensure that Encore is managed for the long-term benefit of its stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules and regulations of the SEC and the new listing standards of the Nasdaq National Market.

        Based on this review, in 2003 and in early 2004, our Board of Directors adopted an amended and restated charter for our Audit Committee and charters for our Compensation Committee and Nominating/Corporate Governance Committee. You can access our current committee charters and Code of Business Conduct and Ethics in the “Governance” section of our website located at www.encoremed.com.

Who are the current members of the Board?

Name	Age	Position
Kenneth W. Davidson	57	Chairman of the Board, Chief Executive Officer
Dr. John H. Abeles	59	Director
Alastair J. T. Clemow	53	Director
Karen R. Osar	54	Director
Jay M. Haft	68	Director
Joel S. Kanter	47	Director
Dr. Richard O. Martin	64	Director
Zubeen Shroff	39	Director
Bruce F. Wesson	61	Director

Which directors serve on the Board’s committees?

         The following table summarizes the current committee membership of our Board of Directors.

BOARD COMMITTEE MEMBERSHIP

Name	Compensation Committee	Audit Committee	Nominating/Corporate Governance Committee
Alastair J.T. Clemow	--	--	*
Jay M. Haft	--	*	**
Joel S. Kanter	*	*	*
Richard O. Martin, Ph.D	**	--	--
Karen R. Osar	--	**	*
Zubeen Shroff	*	--	--

*    Member
**   Chairperson

What is the role of the Board’s committees?

         The Board has standing Compensation, Audit and Nominating/Corporate Governance Committees.

        Compensation Committee. The Compensation Committee is charged with reviewing the Company’s general compensation strategy; establishing salaries and reviewing benefit programs (including pensions) for the Chief Executive Officer and other executives; reviewing, approving, recommending and administering the Company’s incentive compensation and stock option plans for employees and certain other compensation plans; advising the Board of Directors and making recommendations with respect to such plans; and approving certain employment contracts. In 2003, the Compensation Committee met five (5) times.

         Audit Committee. The Audit Committee met twelve (12) times during 2003. Its functions are to recommend the appointment of independent accountants; review the arrangements for and scope of the audit by independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective actions; review and monitor the Company’s policies relating to ethics and conflicts of interests; and discuss with management and the independent accountants the Company’s draft annual and quarterly financial statements and key accounting and/or reporting matters. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditors without the presence of the Company’s management. The Board, in light of the increased responsibilities placed on the Audit Committee during 2002 and 2003 by the Sarbanes-Oxley Act of 2002 and the SEC, adopted an amended and restated charter for the Audit Committee on March 9, 2004. A copy of this charter can be found on the Company’s web site at www.encoremed.com or can be obtained from Encore at no charge. All Audit Committee members are “independent” as defined and required under the Nasdaq listing standards and the rules and regulations of the SEC. All Audit Committee members also possess the level of financial literacy required by all applicable laws and regulations. The Board has determined that at least one member of the Audit Committee, Ms. Karen R. Osar, is an “audit committee financial expert,” as defined by the rules and regulations of the SEC.

         Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is responsible for evaluating and monitoring the composition of the Board, soliciting recommendations, including from stockholders, for candidates for the Board; developing continuity plans for directors and officers of the Company, developing and reviewing background information for candidates; and making recommendations to the Board regarding such candidates. It is also responsible for developing principles of corporate governance and recommending them to the Board for its approval and adoption, reviewing periodically these principles of corporate governance to insure that they remain relevant and are being complied with and monitor on an on-going basis the governing instruments, policies and procedures of the Company to ascertain that they are in the best interest of the stockholders of the Company. All Nominating/Corporate Governance Committee members are independent as identified under Nasdaq listing standards and the rules and regulations of the SEC. The Nominating/Corporate Governance Committee met one time during 2003.

         How does the Board select nominees for the Board? Will the Board consider stockholder recommendations for candidates?

         The Nominating/Corporate Governance Committee will generally identify nominees based upon suggestions by outside directors, management members, and/or stockholders, and then the Nominating/Corporate Governance Committee will evaluate those persons on its own. Our Board member selection criteria generally include integrity, high level of education and/or business experience, broad-based business acumen, understanding of our business and industry, strategic thinking and willingness to share ideas, network of contacts, and diversity of experience, expertise, and background. The committee will use these and other criteria to evaluate potential nominees. The committee does not evaluate proposed nominees differently depending upon who makes the proposal. To date, we have not paid any third-party fee to assist in this process.

         The Nominating/Corporate Governance Committee will consider, and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. While the Nominating/Corporate Governance Committee has not adopted a formal process for consideration of stockholder recommendations of candidates for service on the Board of Directors, the committee believes that the informal consideration process has been adequate given the historical absence of those proposals, and the committee will review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a candidate for committee consideration, the stockholder should send the name of the recommended candidate for director, together with pertinent biographical information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of Encore stock, to the attention of Corporate Secretary, 9800 Metric Blvd., Austin, Texas 78758 at least six months before the next annual meeting to assure time for meaningful consideration by the committee. To date, we have not had any candidates submitted by any stockholders for the upcoming annual meeting.

How does the Board determine which directors are considered independent?

         The Board determines which directors are independent primarily on a review of the responses of the Directors and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with the directors.

         Our Board of Directors has determined that Dr. Abeles, Mr. Clemow, Ms. Osar, Mr. Haft, Mr. Kanter and Dr. Martin are “independent directors” as defined by the listing standards of the Nasdaq National Market, and in accordance with the applicable rules and regulations of the SEC, Mr. Davidson, Mr. Shroff and Mr. Wesson are not “independent directors.”

How often did the Board meet during fiscal 2003?

         The Board met ten (10) times during 2003. Each director attended at least 75% of the meetings of the Board and committees on which he or she served. All directors attended the Company’s annual stockholders meeting in May 2003.

How are directors compensated?

         Cash Compensation. Each director is reimbursed his or her travel expenses for attending Board meetings. No other cash compensation is paid to the directors.

         Options.    Each non-employee director receives, pursuant to the terms of the 2000 Non-Employee Director Option Plan, a grant, on the date of the annual meeting for each year, of options to purchase 15,000 shares of our common stock. In addition, beginning with the 2004 annual meeting, the chairperson of the Audit Committee shall be granted options to purchase an addition 5,000 shares of our common stock. Any new director to the Board elected at a time other than the annual meeting is eligible to be granted options on his or her appointment to the Board. For 2003, Messrs. Kanter, Shroff, Clemow and Wesson, Ms. Osar and Dr. Martin received grants under this plan. Each annual option grant vests in one year (or in the case of Mr. Clemow at the 2004 annual meeting) has a 10-year term and permits the holder to purchase shares at the fair market value on the date of grant. The fair market value for options issued was $2.63 in the case of non-employee director options granted in 2003 (except for Mr. Clemow for which the fair market value at date of grant was $3.76 and for Ms. Osar for which the fair market value at date of grant was $6.48).

How do stockholders communicate with the Board?

        Stockholders may communicate with any and all members of our Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board) at the following address and fax number:

Name of the Director(s)
c/o Corporate Secretary
Encore Medical Corporation
9800 Metric Blvd.
Austin, TX 78758
(512) 834-6300

        Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary under procedures approved by our independent directors. The Corporate Secretary will forward all communications to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

        The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a Committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of response will be coordinated with our General Counsel.

Does the Company have a Code of Conduct?

        Encore has adopted a Code of Conduct which is designed to help directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Conduct applies to all directors and employees, including the Chief Executive Officer, the Chief Financial Officer, the Controller and any other employee with any responsibility for the preparation and filing of documents with the SEC. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. A copy of the Code of Conduct is available at Encore’s corporate governance website located at www.encoremed.com/company/governance. Encore may post amendments to or waivers of the provisions of the Code of Conduct, if any, made with respect to any of our directors and executive officers on that website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this document.

AUDIT COMMITTEE INFORMATION

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

        The Company’s Board has adopted a written charter for the Audit Committee which was amended in late 2002 and then again in early 2004 to take into account the added responsibilities placed on audit committees by the Sarbanes-Oxley Act of 2002 and the SEC, a copy of which can be obtained without cost from the Company or from the Company’s web site at www.encoremed.com.

        The Audit Committee hereby reports as follows:

1.

The Audit Committee has reviewed and discussed the annual audited financial statements and unaudited quarterly financial statements with the Company’s management and the Company’s independent auditors prior to their issuance. During fiscal 2003, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee.

2.

The Audit Committee has discussed with KPMG LLP, the Company’s independent accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

3.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG LLP matters relating to their independence, including a review of audit and non-audit fees.

4.

Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

      Karen R. Osar (chair)
      Jay M. Haft
      Joel S. Kanter

INDEPENDENT ACCOUNTANTS

        KPMG LLP serves as the Company’s independent auditor. In addition, KPMG LLP provides tax advice to the Company and its subsidiaries. The Audit Committee of the Board has considered whether the provision of non-audit services is compatible with maintaining KPMG LLP’s independence.

AUDIT FEES

Fees Paid to KPMG

        The following table sets forth the aggregate fees billed by KPMG for audit services rendered in connection with the consolidated financial statements and reports for fiscal years 2003 and 2002 and for other services rendered during fiscal years 2003 and 2002 on behalf of Encore and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to Encore.

	2003	2002
Audit fees	$517,000	$367,000
Audit-related fees	$ 11,000	$ 60,000
Tax fees	$114,000	$173,000
All other fees	$ 0	$ 0

        Audit Fees: Consists of fees billed for professional services rendered for the audit of Encore’s consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by KPMG in connection with statutory and regulatory filings. During 2003, audit fees included services provided in connection with the filing of the Company’s registration statements on Forms S-1, S-3 and S-8. In 2003, audit fees included audit services provided in connection with the acquisition of Chattanooga Group, Inc.

        Audit-Related Fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Encore’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services in 2003 and consultations in connection with proposed transactions in 2002.

        Tax Fees: Consists of tax compliance and consultation services.

        All Other Fees: Consists of fees for all other services other than those reported above. There were no other fees in either 2003 or 2002.

INDEPENDENT AUDITOR SELECTION FOR 2004

        KPMG has been elected to serve as Encore’s independent auditor for the fiscal year ended December 31, 2004. Representatives of KPMG are expected to be present at the Annual Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders.

AUDIT COMMITTEE PRE-APPROVAL POLICY

        All services to be performed for Encore by its independent auditors must be pre-approved by the Audit Committee, or a designated member of the Audit Committee, to assure that the provision of such services do not impair the auditor’s independence. The Audit Committee has delegated interim pre-approval authority to Karen R. Osar, Chairperson of the Audit Committee. Any interim pre-approval of service is required to be reported to the Audit Committee at the next scheduled Audit Committee meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.

        The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

        Audit-related services are services that are reasonably related to the performance of the audit or review of Encore’s financial statements or traditionally performed by the independent auditors. Examples of audit-related services include employee benefit and compensation plan audits, due diligence related to mergers and acquisitions, attestations by the auditors that are not required by statute or regulation, and consulting on financial accounting/reporting standards. All audit-related services must be specifically pre-approved by the Audit Committee.

        The Audit Committee may grant pre-approval of other services that are permissible under applicable laws and regulations and that would not impair the independence of the auditors. All of such permissible services must be specifically pre-approved by the Audit Committee.

        Requests or applications for the independent auditors to provide services that require specific approval by the Audit Committee are considered after consultation with management and the auditors. Questions about whether the scope of a proposed service requires specific pre-approval, or is permitted by applicable laws and regulations, are to be referred to the Encore legal department.

Certain Relationships and Related Party Transactions

        At our September 3, 2003 Board meeting our directors approved, and effective November 18, 2003, we entered into, a Consulting Agreement with Galen Advisors LLC (“Galen Advisors”) whereby Galen Advisors has agreed to assist us in identifying, negotiating and consummating strategic acquisitions. Under the terms of this Consulting Agreement, we have agreed to pay Galen Advisors a one-time fee in the amount of $1 million immediately following the closing, if any, of one or more merger or acquisition transactions following the date of the Consulting Agreement as a result of which we shall have consummated transactions with a purchase price (including the value of any debt assumed) equal to or in excess of $25 million in the aggregate. The Consulting Agreement shall terminate upon the earlier of the payment by us of the fee or November 18, 2005.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

        The following Report of the Compensation Committee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board has furnished the following report on executive compensation for 2003.

What is the Company’s philosophy of executive compensation?

        The Company’s compensation program for executives consists of three key elements:

  A base salary
  A performance-based annual bonus, and
  Periodic grants of stock options.

        The Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short-and long-term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is “at risk” – namely, the annual bonus and stock options. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officer to Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company’s stockholders.

        Base Salary. Base salaries for the Company’s executive officers, as well as changes in such salaries, are set by the Compensation Committee, taking into account such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officers, and the length of the officer’s service. The Chief Executive Officer reviews any salary recommendations for executives other than himself with the Compensation Committee. The base salary for the Chief Executive Officer is set by the Compensation Committee.

        Annual Bonus. Annual bonuses for 2003 paid to executive officers of the Company were governed by the Company’s Annual Bonus Performance Plan (the “Bonus Plan”). The Bonus Plan provides for performance-based bonuses for all executive employees of the Company.

        Under the Bonus Plan, executive employees are entitled to a non-discretionary bonus if certain preset revenue and operating income amounts are achieved. The base bonus is set as a percentage of an executive’s salary and varies based on the employee’s position in the Company. If the targets are exceeded, then the amount of the bonus is increased. If these targets are not met, then the bonus amounts, if any, are at the discretion of the Compensation Committee.

        In accordance with the Company’s compensation policies and practices, after the end of fiscal year 2003, the Company’s Chief Executive Officer and the President and Chief Operating Officer developed a Company-wide discretionary bonus pool for all eligible employees of the Company and its subsidiaries, including all executive officers. The size of the bonus pool was based upon an assessment of both overall company and individual division performance as compared to both budgeted and prior fiscal year performance and the extent to which the Company achieved its overall financial goals, including goals related to sales and operating income. The assessment also took into account subjective qualitative evaluations of performance and achievements by particular employees. The proposed bonus pool, together with a description of the key factors upon which it was based, was presented to and reviewed with the Compensation Committee. Based upon this review, the Compensation Committee approved the amounts of the bonuses.

        Stock Options. Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility and accountability, in connection with the execution of a new employment agreement, and/or whenever the Compensation Committee or Board determines option grants are warranted. Using these guidelines, the Chief Executive Officer recommends the number of options to be granted, within a range associated with the individual’s salary level, and presents this to the Compensation Committee for review and approval. The Chief Executive Officer may make recommendations that deviate from the guidelines where he deems it appropriate. While options typically vest over a three or four-year period, options granted to certain executive officers may have shorter vesting periods, or may vest immediately.

How is the Company’s Chief Executive Officer compensated?

        As Chief Executive Officer, Mr. Davidson was compensated during 2003 pursuant to an employment agreement entered into on June 12, 2001. This agreement was renewed effective October 1, 2003 for a period of three years. The agreement, which has a term until September 30, 2006, subject to earlier termination under certain circumstances, provides for an annual base salary of $325,000 for the first year, $340,000 for the second year and $355,000 for the third year, plus an annual discretionary bonus determined by the Compensation Committee and the Board of Directors.Mr. Davidson earned a bonus for 2003 in the amount of $320,000.

How is the Company addressing Internal Revenue Code limits on deductibility of compensation?

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s Chief Executive Officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. No executive of the Company receives compensation at a level that would invoke the provision of Section 162(m).

        The Board and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company’s efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

Members of the Compensation Committee:

        Richard O. Martin, Ph.D. (chair)
        Joel S. Kanter
        Zubeen Shroff

Compensation Committee Interlocks and Insider Participation

        None of the members of the Board’s Compensation Committee is or has been an officer or employee of the Company.

EXECUTIVE OFFICERS

Kenneth W. Davidson – Chairman and Chief Executive Officer

            Mr. Davidson has served as our Chief Executive Officer since October 2000 and as Chairman of our Board of Directors since February 2001. Mr. Davidson also served as our President from October 2000 to May 2003. Mr. Davidson has served as a member of our Board of Directors since March 1997. Mr. Davidson served as Chairman, President and CEO of Maxxim Medical, Inc., a publicly-held medical supply company from 1986 to July 2000. Previously, Mr. Davidson held various positions with Intermedics, Inc., a pacemaker equipment manufacturer, Baxter Laboratories, a publicly-held health-care product and service company, and Merck & Co, a publicly-held human and animal health-care product company. Mr. Davidson received a Bachelor of Science degree in Biology and Chemistry from Laurentian University, Sudbury Ontario, Canada.

Paul Chapman – President and Chief Operating Officer

        Mr. Chapman has served as our President and Chief Operating Officer since May 2003. Previously Mr. Chapman served as our Executive Vice President and as President of the Chattanooga Group Division, a position he accepted in February 2002 upon our acquisition of Chattanooga Group, Inc. Prior to joining Chattanooga Group, Inc. in 1994 Mr. Chapman was employed by Stryker Corporation in Kalamazoo, Michigan. During his six years at Stryker, Mr. Chapman held a variety of positions including Vice President and General Manager, Patient Care Division; Vice President of Marketing and New Business Development; Vice President of Sales, Medical Division; and Vice President of Operations, Medical Division. Mr. Chapman has a B.S. in Business Administration from Pepperdine University.

Jack Cahill – Executive Vice President and President – Surgical Division

        Mr. Cahill has served as our Executive Vice President and President – Surgical Division since May 2002. Mr. Cahill served as our Executive Vice President—Sales and Marketing from January 2001 to May 2002. Prior to joining us, he had over 7 years experience with Maxxim Medical, Inc. and prior to that, he has almost 20 years of prior experience with Johnson & Johnson in a variety of sales and marketing positions, including Director of Marketing for Johnson & Johnson Medical, Inc., Director of Sales for the Medical Specialties Division of Johnson & Johnson Medical, Inc., and Director of Sales and Marketing for the Sterile Design Division of Johnson & Johnson Medical, Inc. Mr. Cahill has a B.A. from Westminster College.

August Faske – Executive Vice President and Chief Financial Officer

        Mr. Faske has served as our Executive Vice President and Chief Financial Officer since April 1992 and has a total of 29 years of experience in finance and accounting. Prior to joining Encore, he served from 1988 to April 1992 as Vice President–Finance and Controller for Intermedics Orthopedics, Inc., an orthopedic implant company. Mr. Faske has a B.B.A. in Accounting from Southwest Texas State University (1974). Mr. Faske is a Certified Public Accountant and is a member of the Texas Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Scott Klosterman – Executive Vice President and President – Chattanooga Group Division

        Mr.Klosterman has served as our Executive Vice President and President – Chattanooga Group Division since June 2003. From February 2002 until June 2003 Mr. Klosterman served as Vice President of Finance of the Chattanooga Group Division, a position he accepted in February 2002 upon our acquisition of Chattanooga Group, Inc. Mr. Klosterman joined the Chattanooga Group, Inc. in 1994 and served in a variety of positions including Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer. Mr. Klosterman holds a B.S. in Accounting from the University of Delaware.

Harry L. Zimmerman – Executive Vice President and General Counsel

        Mr. Zimmerman has served as our Executive Vice President – General Counsel since October 2000 and served as our Vice President – General Counsel from April 1994 until October 2000 after twelve years of experience in the private practice of corporate, real estate and tax law. From 1992 to April 1994, Mr. Zimmerman was associated with the law firm of Winstead Sechrest & Minick, P.C., a law firm based in Texas, in the corporate, tax and real estate practices of the firm’s Austin office. Mr. Zimmerman is also licensed as a Certified Public Accountant. He has a B.S. (with honors) in Economics from the Wharton School of the University of Pennsylvania and a J.D. (with honors) from the University of Texas School of Law.

EXECUTIVE COMPENSATION OTHER THAN THE REPORT OF THE COMPENSATION COMMITTEE TABLE

         The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of December 31, 2003 (the “named executive officers”) for services rendered to the Company during each of the last three years.

EXECUTIVE COMPENSATION SUMMARY TABLE*

	Annual Compensation				Long Term Compensation Awards
Name and principal position	Year	Salary ($)	Bonus	Other annual compensation	Securities underlying options

Kenneth W. Davidson	2003	$311,500	$320,000	*	0
Chief Executive Officer	2002	$275,000	$0	$58,107(1)	0
	2001	$241,538	$216,525	$249,154(2)	0

Paul Chapman	2003	$225,385	$117,500	*	100,000
President and Chief Operating Officer	2002	$187,933	$104,500	*	50,000
Officer	2001	**	**	**	**

Jack Cahill	2003	$198,500	$ 80,000	*	0
Executive Vice President and	2002	$190,423	$ 0	*	0
President, Surgical Division	2001	$158,823	$ 72,993	*	30,000

Scott Klosterman	2003	$152,308	$ 80,000	*	50,000
Executive Vice President and	2002	***	***	*	***
President, Chattanooga Group	2001	**	**	**	**
Division

Harry L. Zimmerman	2003	$183,846	$170,000	*	0
Executive Vice President and	2002	$170,000	$ 0	*	0
General Counsel	2001	$153,582	$252,927	*	0

* Amounts totaling less than $50,000 have been omitted and there were no awards of restricted stock under long-term incentive plans made during the three-year period ending December 31, 2003.

** These executives did not join the Company until February 8, 2002 in connection with the Company’s acquisition of Chattanooga Group, Inc.

*** Mr. Klosterman did not become an executive officer of the Company until June 2003 when he was promoted to the position of Executive Vice President and President – Chattanooga Group Division.

     (1) Relocation and related tax reimbursement accounts for $235,719 of this amount in 2001 and $41,916 in 2002.

OPTION GRANTS FOR FISCAL 2003

        The following table sets forth information with respect to option grants to the named executive officers during 2003 and the potential realizable value of such option grants:

  The number of shares of our common stock underlying options granted during the year;
  The percentage that such options represent of all options granted to employees during the year;
  The exercise price;
  The expiration date; and
  The hypothetical present value, as of the grant date, of the options under the option pricing model discussed below.

        The hypothetical value of the options as of their date of grant has been calculated below, using the Black-Scholes option pricing model, as permitted by the rules of the Securities and Exchange Commission, based upon a set of assumptions set forth in the footnote to the table. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of our common stock over the option exercise price at the time of exercise.

OPTION GRANTS DURING 2003

Name	Number of Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date (1)	Hypothetical Value at Grant Date (2)
Kenneth W. Davidson	0	0%	-	-	-
Paul Chapman	100,000	62.5%	$2.89	5/20/2013	$247,320
Jack Cahill	0	0%	-	-	-
Scott Klosterman	50,000	31.25%	$3.20	6/2/2013	$136,925
Harry L. Zimmerman	0	0%	-	-	-

(1)	The Compensation Committee, which administers the Company's employee stock option and incentive plans, has general authority to accelerate, extend or otherwise modify benefits under option grants in certain circumstances within overall plan limits, and, with the consent of the affected optionee, to change the exercise price to a price not less than 100% of the market value of the stock on the effective date of the amendment. The Committee has no current intention to exercise that authority with respect to these options.

(2)	The estimated present value at grant date of options granted during 2003 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of 10 years; a risk-free interest rate ranging from 1.01% to 3.33%, representing the interest rate on a U.S. Government zero-coupon bond on the date of grant with a maturity corresponding to the estimated time until exercise; a volatility rate of 86.7%; and a dividend yield of 0%. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

Option Exercises and Values for 2003

         The table below sets forth the following information with respect to option exercises during 2003 by each of the named executive officers and the status of their options at December 31, 2003:

  The number of shares of our common stock acquired upon exercise of options during 2003;
  The aggregate dollar value realized upon the exercise of such options;
  The total number of exercisable and non-exercisable stock options held at December 31, 2003; and
  The aggregate dollar value of in-the-money exercisable options at December 31, 2003.

AGGREGATED OPTION EXERCISES DURING 2003
AND
OPTION VALUES ON DECEMBER 31, 2003

Name	Shares Acquired On Exercise of Option	Value Realized Upon Exercise	Number of securities under- lying unexercised options at December 31, 2003 Exercisable Unexercisable		Value of unexercised acquired in-the-money options December 31, 2003(1) Exercisable Unexercisable
Kenneth W. Davidson	-0-	-0-	-0-	-0-	$-0-	$-0-
Paul Chapman	-0-	-0-	12,500	137,500	$64,500	$720,500
Jack Cahill	-0-	-0-	-0-	-0-	$-0-	$-0-
Scott Klosterman	-0-	-0-	14,167	85,833	$73,835	$434,365
Harry L. Zimmerman	-0-	-0-	-0-	-0-	$-0-	$-0-

(1)	Values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $8.16, the closing common stock price reported on the Nasdaq National Market on December 31, 2003.

Contractual Arrangements with Named Executive Officers

        Messrs. Davidson, Cahill and Zimmerman, effective June 12, 2001, entered into agreements with us that provide for the base salaries noted below, participation in all of the benefit programs available to our other executive employees, and one year of severance pay in the event of termination without cause by the Company. Mr. Chapman had entered into an employment agreement dated November 26, 2001 with Chattanooga Group, Inc. This agreement was replaced with one effective as of February 8, 2002 between Mr. Chapman and the Company. Mr. Klosterman had entered into an employment agreement dated November 26, 2001 with Chattanooga Group, Inc. This agreement was replaced with one effective as of February 8, 2002 between Mr. Klosterman and the Company. Each of these executive officers is subject to a one year non-compete restriction. The base annual salaries for Messrs. Davidson, Cahill, Chapman, Klosterman and Zimmerman are $275,000, $198,500, $210,000, $165,000 and $190,000, respectively.

        Each of Messrs. Davidson, Cahill and Zimmerman purchased from the Company shares of our common stock at a price of $1.02 per share on June 12, 2001. These shares are restricted, with the restrictions lapsing ratably over a 36-month period. If the employee leaves us prior to June 12, 2004, the end of the 36-month period, he would be required to sell back to the Company those shares that are still restricted at the same $1.02 per share purchase price. We have made a full recourse, 8% interest bearing secured loan to each of these executive officers to allow them to purchase the shares. The number of shares that Messrs. Davidson, Cahill and Zimmerman purchased is 550,000, 100,000 and 150,000 shares, respectively.

PERFORMANCE GRAPH

        The foregoing chart shows a comparison of the cumulative total stockholder return among the Company, the NASDAQ CRSP Index and a peer group comprised of other small and micro-cap orthopedic companies (Biomet Inc., Exactech Inc., Interpore International, Inc., Orthologic Corp., Osteotech Inc., Stryker Corp., dj Orthopedics, Inc., Wright Medical Group, Inc., Zimmer Holdings, Inc., Dynatronics Corp., Regeneration Technologies, Inc., and Smith & Nephew, PLC):

(1)	The total return on investment (change in year end stock price plus reinvested dividends) assumes $100 invested on January 1, 1998 in the Company, in the NASDAQ CRSP Index, and in each of the peer group companies.

PROPOSALS

ITEM 1 – ELECTION OF DIRECTORS

Directors Standing for Election

        Our Board of Directors is currently divided into three classes, each having three-year terms that expire in successive years. The term of office of the directors in Class A expire at the 2004 Annual Meeting. In addition, Mr. Haft, who has served as a Class B director of the Company since 1997 has chosen, for personal reasons, to resign from the Board effective as of the 2004 Annual Meeting. The Board has chosen to reduce the size of the Board to seven (7). In addition to the re-nomination of Mr. Martin who is currently serving as a Class A director, the Board proposes that Mr. Shroff, the nominee described below, who is currently serving as a director elected by the former Series A Preferred stockholders, be elected to be a Class A director for a term of three years and until his successor is duly elected and qualified. The Board proposes that Mr. Wesson, the nominee described below, who is currently serving as a director elected by the former Series A Preferred stockholders, be elected to be a Class B director for a term of one year and until his successor is duly elected and qualified.

        The nominees have consented to serve a three-year or one-year term, as the case may be. If either should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

        Since the time of the last annual meeting of the Company, other than the planned resignation of Mr. Haft, no directors have resigned from the Board. Two directors, Alastair J.T. Clemow and Karen R. Osar, have been elected to the Board by the Board of Directors since the last annual meeting of the Company.

Class A Directors. The Class A directors standing for election by the holders of our common stock are:

Richard O. Martin, Ph.D.

        Dr. Martin has served as a director of our company since February 1996. Dr. Martin retired in October 2001 as President of Medtronic Physio-Control, a position he held since the merger of Physio-Control International Corporation and Medtronic in September 1998. From 1991 to 1998, Dr. Martin served as served as Chairman and Chief Executive Officer of Physio-Control. Prior to joining Physio-Control, Dr. Martin held a variety of positions culminating as President and Chief Operating Officer of Intermedics, Inc. of Angelton, Texas. He has also served as President and Chief Operating Officer of Positron Corporation of Houston, Texas. Dr. Martin is the past National Chairman of the AeA, the nation’s largest trade association representing the high-tech industry. He is also past Chairman of the American Heart Association’s Northwest Affiliate. Dr. Martin also serves on the Board of Directors of Esophyx, Inc., CardioDynamics, Inc., Cardiac Dimensions, Inc., Pathway Medical Technologies, Inc., and Inovise Medical, Inc. He holds a B.S. in Electrical Engineering from Christian Brothers College, a M.S. in Electrical Engineering from Notre Dame University and a Ph.D. in Electrical/Biomedical Engineering from Duke University.

Zubeen Shroff

        Mr. Shroff has served as a director of our company since June 2001. Mr. Shroff has been a general partner of Galen Associates, a healthcare-focused private equity investment fund since 1998. Mr. Shroff joined Galen in 1997 from The Wilkerson Group, a provider of management consulting services to the health care products and services industry, where Mr. Shroff was a principal/consultant from 1992 to 1996. Mr. Shroff currently serves on the boards of Halsey Drug Co., Inc., a publicly-held drug company, Cognia, Inc., Cortek, Inc., and AmericasDoctor, Inc., a pharmaceutical services company.

Class B Director. The Class B director standing for election by the holders of our common stock is:

Bruce F. Wesson

        Mr. Wesson has served as a director of our company since June 2001. Mr. Wesson has been a general partner of Galen Associates since 1990. Prior to his association with Galen, Mr. Wesson served as a Managing Director in the Corporate Finance Division of Smith Barney. Mr. Wesson is chairman of QMed, Inc., a publicly-held company focusing on cardiovascular disease management, and currently serves as a director for Crompton Corporation, a publicly-held company which manufactures and sells polymer processing equipment, Halsey Drug Co., Inc. and several privately-held companies. Mr. Wesson earned a B.A. from Colgate University and has an M.B.A. from Columbia University.

Directors Continuing in Office

Class B Directors. The term of office for the following Class B directors will end at the 2005 Annual Meeting:

Kenneth W. Davidson

        Mr. Davidson has served as our Chief Executive Officer and President since October 2000 and as Chairman of our Board of Directors since February 2001. Mr. Davidson also served as our President from October 2000 to May 2003. Mr. Davidson has served as a member of our Board of Directors since March 1997. Mr. Davidson served as Chairman, President and CEO of Maxxim Medical, Inc., a publicly-held medical supply company from 1986 to July 2000. Previously, Mr. Davidson held various positions with Intermedics, Inc., a pacemaker equipment manufacturer, Baxter Laboratories, a publicly-held health-care product and service company, and Merck & Co, a publicly-held human and animal health-care product company. Mr. Davidson received a Bachelor of Science degree in Biology and Chemistry from Laurentian University, Sudbury Ontario, Canada.

Karen R. Osar

        Ms. Osar has served as a director of our company since September 2003. Ms. Osar was most recently the Senior Vice President and Chief Financial Officer of MeadWestvaco Corporation, a manufacturing company. From 1999 to 2002, Ms. Osar served as Senior Vice President and Chief Financial Officer of Westvaco Corporation, a packaging, paper and specialty chemicals company, and from 1994 to 1999, she held the position of Vice President and Treasurer of Tenneco, Inc. Ms. Osar began her career at J.P. Morgan Company where she held positions of increasing rank, including Managing Director of the Investment Banking Group. Ms. Osar currently serves as a director of Allergan, Inc., a specialty pharmaceutical company, and BNY Hamilton Funds, Inc., a mutual fund family advised by The Bank of New York. Ms. Osar earned a B.A. in Latin American Studies from Smith College and an M.B.A. from Columbia University.

Class C Directors. The term of office for the following Class C directors shall end at the 2006 Annual Meeting:

Alastair J. T. Clemow

        Mr. Clemow has served as a director of our company since June 2003. From July 2000 to present, Mr. Clemow has served as the principal of Tanton Technologies, an independent consulting company providing strategic and technical assessment of new medical device opportunities for large, mid-cap and early stage development companies. Since January 2003, Mr. Clemow has served as the President and CEO of Gelifex, Inc., a medical device company. From 1994 to June 2000, Mr. Clemow served at Johnson & Johnson in a variety of positions, including Vice President of Worldwide Business Development and Director of Research and Development for Johnson & Johnson Professional, Inc. and Johnson & Johnson Orthopedics. Mr. Clemow holds an M.B.A. in Finance from Columbia University and a Ph.D. and B.S. in Metallurgy from the University of Surrey in Guilford, England.

Joel S. Kanter

        Mr. Kanter has served as a director of our company since March 1997. Since 1986, Mr. Kanter has served as President of Windy City, Inc., a privately-held investment company specializing in early stage venture capital. From 1993 through 1999, Mr. Kanter was also President and a Director of Walnut Financial Services, Inc., a venture capital and financial services firm listed on the Nasdaq National Market. Mr. Kanter currently serves as a director of I-Flow Corporation, a publicly-held drug delivery technology company, Magna-Labs, Inc., a development stage cardiac imaging company and LOGIC Devices, Inc., a company that develops and markets digital integrated circuits. Mr. Kanter earned a B.A. from Tulane University.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NOMINATED DIRECTORS.

ITEM 2 – APPROVAL OF THE AMENDMENT TO THE 1996 INCENTIVE STOCK PLAN

        Our 1996 Incentive Stock Plan (the “Plan”) was established by the Board of Directors in November 1996. The purpose of the Plan, which is more fully described below, is to reward and retain our employees. A copy of the full text of the Plan is attached hereto as Exhibit A. On March 9, 2004, our Board of Directors adopted a proposal to amend the Plan by increasing the number of shares of our common stock authorized and reserved for issuance under the Plan from 3,000,000 to 4,500,000. At the same meeting, our Board of Directors adopted a proposal to decrease the number of shares of our common stock authorized and reserved for issuance under the 1997 Surgeon Advisory Panel Stock Option Plan by 500,000 shares. We must receive stockholder approval to amend the Plan as such.

GENERAL DESCRIPTION OF THE PLAN

        Under the Plan, employees of the Company and its subsidiaries are eligible to participate in the Plan and receive rewards in the form of stock options. The Compensation Committee of the Board of Directors (the “Committee”) can grant options (the right to purchase shares of our common stock at a fixed price for up to a fixed length of time). These options are non-qualified stock options (“NQSOs”). A total of 3,000,000 shares of our common stock have been authorized for issuance under the Plan, which have been approved by the stockholders and all of which are registered on Forms S-8 filed with the SEC. Of the 3,000,000 that have been previously approved, options or awards for 2,504,218 shares have been granted and of the options granted 1,539,409 have been exercised. This leaves currently 495,782 shares available for grant as of March 15, 2004. The proposal would increase to 4,500,000 the number of shares of our common stock reserved for issuance under the Plan, which would have the effect of increasing the available shares eligible for grant to 1,995,782. As of March 15, 2004, the closing sale price of our common stock was $7.95.

ADMINISTRATION

        The Plan is administered by the Committee which is appointed by the Board of Directors. The Committee’s authority includes granting options to purchase shares, determining the exercise price of the options granted, and exercising broad discretion to set or amend other terms (such as vesting). The Committee has discretion in determining the terms, restrictions and conditions of each award granted under the plan, provided that no options may be granted after December 31, 2006 and no option may be exercisable after ten years from the date of grant.

AMENDMENT AND TERMINATION

        The plan may be amended or terminated by the Board of Directors, at any time. However, an amendment that would impair the rights of a recipient of any outstanding award will not be valid with respect to such award without the recipient’s consent. In addition, our stockholders must approve any amendment to the extent required for compliance with Rule 16b-3, Section 423 of the Internal Revenue Code, or any other applicable law, rule or regulation.

BENEFITS TO EXECUTIVE OFFICERS, DIRECTORS AND EMPLOYEES OF ENCORE UNDER THE PLAN

        As the persons eligible for awards under the Plan are our employees, it is possible that benefits may accrue to executive officers, directors or employees of Encore.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

        The following is a brief summary of certain federal income tax consequences arising with respect to awards made under the Plan. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend on various factors and the participant’s particular circumstances. This summary is based on present laws, regulations and interpretations and does not purport to be a complete description of federal tax consequences. This summary of federal tax consequences may change in the event of a change in the Internal Revenue Code or regulations thereunder or interpretations thereof. We urge participants in the Plan to consult their tax advisors with respect to any state, local and foreign tax considerations or particular federal tax implications of awards made under the Plan prior to taking action with respect to an award. The Plan is not intended to be a “qualified plan” under Section 401(a) of the Internal Revenue Code.

        With respect to options that may be granted under the Plan, Employees are eligible to receive both nonqualified stock options (“NQSO”) and incentive stock option (“ISO”) under the Plan.

        Nonqualified Stock Options. An optionee will not be taxed when he receives an NQSO. When he exercises an NQSO, he will generally owe taxes on ordinary income on the difference between the value of the shares he receives and the price he pays, with the “spread” treated like additional salary for an employee. He may then owe taxes again if and when he sells the shares. That tax would be on the difference between the price he received for the share and his “basis,” which is the sum of the price he originally paid plus the value of the shares on which he originally paid income taxes. Depending upon how long he held the shares before selling, he may be eligible for favorable tax rates for certain kinds of capital gains. In addition, Encore will receive an income tax deduction for any amounts of “ordinary income” to him.

        Incentive Stock Options. An optionee will not be taxed when he receives an ISO and will not be taxed when he exercises the ISO, unless he is subject to the alternative minimum tax (“AMT”). If he holds the shares purchased upon exercise of the ISO (“ISO Shares”) for more than one year after the date he exercised the option and for more than two years after the option grant date, he generally will realize long-term capital gain or loss (rather than ordinary income or loss) when he sells or otherwise disposes of the ISO Shares. This gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

        If the optionee sells the ISO Shares in a “disqualifying disposition” (that is, within one year from the date he exercises the ISO or within two years from the date of the ISO grant), he generally will recognize ordinary compensation income equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the price he paid or (2) the amount he realized on the sale. For a gift or another disqualifying disposition where a loss, if sustained, would not usually be recognized, he will recognize ordinary income equal to the fair market value of the shares on the date of exercise minus the price he paid. Any amount realized on a disqualifying disposition that exceeds the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending, under current law, on whether he held the shares for at least 12 months. Encore can generally take a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income he recognizes but cannot deduct the amount of the capital gains.

        Alternative Minimum Tax. The difference between the exercise price and the fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is a certain percentage of an individual taxpayer’s alternative minimum taxable income that is lower than the regular tax rates but covers more income. Taxpayers determine their alternative minimum taxable income by adjusting regular taxable income for certain items, increasing that income by certain tax preference items, and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced when he sells by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

        Potential Limitation on Corporation Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation it pays to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. The tax rules disregard certain kinds of compensation, including qualified “performance-based compensation,” for purposes of the deduction limitation. Compensation attributable to share options will qualify as performance-based compensation, provided that: (1) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period; (2) the stockholders approve that per-employee limitation; (3) the option is granted by a compensation committee with voting members comprised solely of “outside directors”; and (4) either the exercise price of the option is at least equal to the fair market value of the shares on the date of grant, or the option is granted (or exercisable) only upon the achievement (as certified by the compensation committee) of an objective performance goal established by the compensation committee while the outcome is substantially uncertain. Encore intends and expects the option grants to be exempt from Section 162(m) as performance-based.

        This is a summary of the general principles of current federal income tax law applicable to the granting of options and subsequent purchase of shares under the Plan. While we believe that the description accurately summarizes existing provisions of the Internal Revenue Code of 1986, as amended, and its legislative history and regulations, and the applicable administrative and judicial interpretations, these statements are only summaries, and the rules in question are quite detailed and complicated. Moreover, legislative, administrative, regulatory or judicial changes or interpretations may occur that would modify such statements. Individual financial situations may vary, and state and local tax consequences may be significant. Therefore, no one should act based on this description without consulting his own tax advisors concerning the tax consequences of purchasing shares under the plan and the disposing of those shares. In addition, different rules may apply if the optionee is subject to foreign tax laws or pays the exercise price using shares he already owns.

        As of December 31, 2003, the closing sale price of our common stock was $8.16 per share, as reported by Nasdaq. The following table sets forth information with respect to options granted to the listed persons and groups under the Plan through December 31, 2003.

Name and Principal Position	Number Of Shares Underlying Options	Grant Date	Exercise Price	Expiration Date

Kenneth W. Davidson,	0	n/a	n/a	n/a
Chairman of the Board and Chief Executive Officer

Paul Chapman,	50,000	2/8/02	$ 3.00	2/7/12
President and Chief Operating Officer	100,000	5/20/03	$ 2.89	5/20/13

Jack Cahill,	0	n/a	n/a	n/a
Executive Vice President and President - Surgical Division

August B. Faske,	0	n/a	n/a	n/a
Executive Vice President and Chief Financial Officer

Scott Klosterman,	30,000	2/8/02	$ 3.00	2/7/12
Executive Vice President and President -	20,000	9/5/02	$ 2.89	9/5/12
Chattanooga Group Division	50,000	6/2/03	$ 3.20	6/2/13

Harry L. Zimmerman,	0	n/a	n/a	n/a
Executive Vice President and General Counsel
All Current Executive Officers, as a Group (6 persons)	250,000	2/8/02 to 6/2/03	$2.89 to $3.20	2/7/12 to 6/2/13

All Current Directors who are not Executive Officers, as	0	n/a	n/a	n/a
a Group (8 persons)

All Employees, including all Current Officers who are not	416,731	5/12/98 to 7/29/03	$1.90 to $4.69	11/16/05 to 7/29/13
Executive Officers, as a group

SHARES OF COMMON STOCK ISSUABLE UNDER CURRENT EQUITY COMPENSATION PLANS

        The following table provides information about the number of shares of our common stock that may be issued under our existing equity compensation plans as of December 31, 2003. These plans are as follows:

  the 1996 Incentive Stock Plan;
  the 1997 Distributor Advisory Panel Stock Option Plan;
  the 1997 Surgeon Advisory Panel Stock Option Plan;
  the 2000 Non-Employee Director Stock Option Plan;
  the 1992 Stock Option Plan;
  the 1993 Distributor Stock Option Plan; and
  the 1993 Surgeon Advisory Panel Stock Option Plan.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans
approved by security holders	1,198,691	$ 2.91	2,396,307
Equity compensation plans not
approved by security holders	700,212	$ 3.73	608,500

Total	1,898,903	$ 3.14	3,004,807

        For additional information regarding those plans that have not been approved by security holders, please see the information included in Footnote 9 of our consolidated financial statements included in our annual report. You may obtain a copy of our annual report, without charge, by writing to us at 9800 Metric Blvd., Austin, Texas 78758, Attn: Harry L. Zimmerman.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1996 INCENTIVE STOCK PLAN.

OTHER MATTERS

        As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

        Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

        Proposals of Stockholders. If you wish to submit a proposal for possible inclusion in the Company’s 2005 proxy material, the Company must receive your notice, in accordance with the rules and procedures of the Securities and Exchange Commission, including SEC Rule 14a-8, on or before December 2, 2004. Proposals should be sent to Corporate Secretary, Encore Medical Corporation, 9800 Metric Blvd., Austin, Texas 78758.

INCORPORATION OF DOCUMENTS BY REFERENCE

        The following information is incorporated by reference from the Company’s annual Report on Form 10-K for the fiscal year ended December 31, 2003, a copy of which accompanies this proxy statement:

(a)	Financial Statements

(i)	Independent Auditors Reports.

(ii)	Consolidated Balance Sheets as of December 31, 2003 and 2002.

(iii)	Consolidated Statements of Operations for the years ended December 31, 2003, 2002 and 2001.

(iv)	Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2003, 2002 and 2001.

(v)	Consolidated Statements of Cash Flow for the years ended December 31, 2003, 2002 and 2001.

(vi)	Notes to Consolidated Financial Statements.

(b)	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

        Any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this document to the extent that a statement contained herein which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this document.

By order of the Board of Directors,

Harry L. Zimmerman
Corporate Secretary

April 5, 2004

EXHIBIT A

ENCORE MEDICAL CORPORATION

1996 INCENTIVE STOCK PLAN

    1.        Purpose. The purpose of the Encore Medical Corporation 1996 Incentive Stock Plan is to promote the interests of Encore Medical Corporation and its shareholders by enabling selected key employees of the Company and its Subsidiaries to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company’s Stock and to provide for additional compensation based on appreciation in the Company’s Stock. The Plan provides a means to attract and retain key employees of merit and is intended to stimulate the efforts of such employees by providing an opportunity for capital appreciation and recognizing outstanding service to the Company, thus contributing to the long-term growth and profitability of the Company.

    2.        Defined Terms. The following defined terms have the meanings set forth below:

(a) “Act” means the Securities Exchange Act of 1934, as amended from time to time.

    (b)               “Award” or “Awards,” except where referring to a particular category of grant under the Plan, includes Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and Other Stock-Based Awards.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended, and any successor code and related rules, regulations and interpretations.

    (e)               “Committee” means the Management Compensation and Organization Committee of the Board (or any successor committee as described in Section 5 below); such Committee shall consist of at least two members of the Board, each of whom shall be a Non-Employee Director.

(f) “Company” means Encore Medical Corporation.

(g) “Deferred Stock Award” shall have the meaning set forth in Section 11(a), and Stock issued pursuant to such an Award shall be deemed “Deferred Stock.”

(h) “Disability” means permanent and total disability, as determined under procedures established by the Committee for purposes of the Plan.

    (i)               “Fair Market Value” on a specified date shall be the average of the closing prices of the Stock on the NASDAQ Stock Market’s National Market System or whichever other exchange the Company’s stock is being traded on the last three trading days prior to the day immediately following the specified date.

(j) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(k) “Non-Employee Director” shall have the meaning set forth in Rule 16b-3, promulgated under the Act, or any successor definition promulgated by the Securities and Exchange Commission under the Act.

(l) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m) “Other Stock-Based Award” shall have the meaning set forth in Section 13(a).

(n) “Performance Unit Award” shall have the meaning set forth in Section 12(a).

(o) “Plan” means the Encore Medical Corporation 1996 Incentive Stock Plan, as amended from time to time.

(p) “Restricted Stock Award” shall have the meaning set forth in Section 9(a).

    (q)               “Retirement” means a severance from the active employment of the Company or its Subsidiaries by reason of retirement pursuant to the provisions of any profit sharing, pension or other retirement plan of the Company or its Subsidiaries, or any contract between the Company or any of its Subsidiaries and the participant.

(r) “Rule 16b-3” means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Act, as amended from time to time.

(s) “Stock” means the common stock, $.001 par value, of the Company.

(t) “Stock Appreciation Right” shall have the meaning set forth in Section 8(a).

(u) “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 7.

(v) “Subsidiary” means any corporation a majority of whose stock the Company owns or controls, either directly or indirectly through another corporation or series of corporations, domestic or foreign.

(w) “Unrestricted Stock Award” shall have the meaning set forth in Section 10.

    3.        Stock Subject to the Plan.

    (a)              Shares Issuable. The maximum number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 3,000,000 shares. Such shares of Stock may consist, in whole or in part, of authorized and unissued shares or treasury shares. If (i) an Award expires or terminates for any reason without being exercised in full or is satisfied without the distribution of Stock, or (ii) Stock distributed pursuant to an Award is forfeited or reacquired by the Company, or is surrendered upon exercise of an Award, the Stock subject to such Award or so forfeited, reacquired or surrendered shall again be available for distribution for purposes of the Plan.

    (b)              Changes in Capitalization. In the event of a stock dividend, spin-off, stock split, any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares effected without receipt of consideration by the Company or any other change in corporate structure or other distribution of stock or property (except ordinary cash dividends) affecting the Stock, the Committee shall make appropriate adjustments in (i) the number of and kind of shares of stock or securities underlying Awards that may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards and (iii) the option or purchase price in respect of such shares. In the event of any such change in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of Stock or other securities with respect to which outstanding Awards are exercisable and with respect to which future Awards may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 18 below. In the event the Stock is changed into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan. Except (i) as expressly provided in the preceding sentences or (ii) for any distribution or adjustment made with respect to outstanding shares of Restricted Stock in connection with a distribution or adjustment made with respect to all other outstanding shares of Stock, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to any Award. The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

    (c)              Substitute Awards. The Company may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary, as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

    4.        Eligibility. Participants in the Plan will be such officers and other key employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion. In the case of Awards payable in Stock, no participant shall be granted during any fiscal year the right to acquire pursuant to Awards granted under the Plan more than 1,000,000 shares of Stock. In the case of Awards payable in cash, no participant shall be granted Awards entitling the participant to receive more than $10,000,000 in compensation during the life of the Plan or during the period within which Awards may be payable under the Plan.

    5.        Administration of the Plan. The Plan shall be administered by the Board, the Committee or such other committee of the Board, composed of not less than two Non-Employee Directors who shall be appointed by the Board and who shall serve at the pleasure of the Board. (All references to the Committee hereinafter shall also be deemed to refer to the Board.) The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)	to select the officers and other key employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

(ii)

to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Units Awards, and any Other Stock-Based Awards, or any combination of the foregoing, granted to any one or more participants;

(iii)	to determine the number of shares to be covered by any Award;

(iv)	to establish the terms and conditions of any Award, including, but not limited to:

(A)	the share price;

(B)

any restriction or limitation on the grant, vesting or exercise of any Award including, but not limited to, the attainment (and certification of the attainment) of one or more performance goals based on one or more (or any combination) of the following business criteria that may apply to the individual participant, a Company business unit, or the Company as a whole: revenues, net income (before or after tax), earnings, earnings per share, shareholders’ equity, return on equity, assets, return on assets, capital, return on capital, book value, economic value added, operating margins, profit margins, cash flow, shareholder return, expenses, sales or market share, expense management, return on investment, improvements in capital structure, net revenue per employee, profitability of an identifiable business unit or product, or stock price, or shall be based on any one or more (or any combination) of the foregoing business criteria before the effect of acquisitions, divestitures, accounting changes, restructuring or other special charges or extraordinary items, to the extent the Committee specifies, when granting the Award, that the effect of any such extraordinary items shall be disregarded; and

(C)	any waiver of vesting, acceleration or forfeiture provisions regarding any Stock Option or other Award and the Stock relating thereto, based on such factors as the Committee shall determine; and

(v)

to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee), dividends or deemed dividends on such deferrals.

Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions by the Committee made pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

    6.        Limitations on Term and Date of Awards.

    (a)              Duration of Awards. Subject to Section 19(c) below, no restrictions or limitations on any Award shall extend beyond ten years from the grant date, except that deferrals of the receipt of Stock or other benefits under the Plan elected by participants may extend beyond such date.

(b) Term. No Award shall be granted more than ten years after the effective date of the Plan as specified in Section 20 below, but then outstanding Awards may extend beyond such date.

    7.        Stock Options. Stock Options may be granted alone or in addition to other Awards and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Each Stock Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option at the date of grant. To the extent that any Stock Option denominated as an Incentive Stock Option does not qualify as an “incentive stock option” within the meaning of Section 422 of the Code, it shall constitute a separate Non-Qualified Stock Option. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall be evidenced by option agreements, which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

    (a)              Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the option agreement but shall be (i) in the case of Incentive Stock Options, not less than 100% of the Fair Market Value on the date of grant and (ii) in the case of Non-Qualified Stock Options, not less than 50% of Fair Market Value on the date of grant; provided, however, that the option price per share of Stock purchasable under a Non-Qualified Stock Option may also be the par value per share of Stock. If an officer or key employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation, and an Incentive Stock Option is granted to such officer or key employee, the option price shall be no less than 110% of the Fair Market Value on the date of grant. The grant of a Stock Option shall occur on the date the Committee by resolution designates an officer or employee to receive a grant of a Stock Option, determines the number of shares of Stock covered by the Stock Option and specifies the terms and provisions of the option agreement.

    (b)              Option Term. Unless an option agreement provides for a shorter exercise period, any Stock Option shall be exercisable not later than ten years after the Stock Option is granted; provided, however, that if an Incentive Stock Option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation, the term of such Incentive Stock Option shall be no more than five years from the date of grant.

    (c)              Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions, and in such amounts, as the Committee shall specify in the option agreement. Notwithstanding the foregoing, subsequent to the grant of a Stock Option, the Committee, at any time before the complete expiration of such Stock Option, may accelerate the time or times at which such Stock Option may be exercised in whole or in part. Except as provided in subsections (f), (g), (h) and (i) below, a Stock Option may not be exercised by the holder unless the holder is then, and continually after the grant of the Stock Option has been, an employee of the Company or one of its Subsidiaries.

    (d)              Method of Exercise. Stock Options may be exercised at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Except as provided in subsection (k) below, such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check or other instrument acceptable to the Committee, or by delivery of shares of Stock as provided in this subsection. As determined by the Committee, in its discretion, at (or, in the case of Non-Qualified Stock Options, at or after) the time of grant, payment in full or part may also be made in the form of shares of Stock not then subject to restrictions (but which may include shares the disposition of which constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment under the Code). Shares of Stock so surrendered shall be valued at Fair Market Value on the exercise date. Except as provided in subsection (k) below, no shares of Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to a Stock Option when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 19(c) below.

    (e)       Transferability of Options. Options considered to be “Incentive Stock Options”under the Plan shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by him or her or by the guardian or legal representative of the optionee. Options which are deemed to be “Non qualified” Stock Options under the Plan and other grants under the Plan shall only be transferable by the optionee either (i) by will or under the laws of descent and distribution, or (ii) to optionee’s spouse, parents, children, grandchildren, brothers, sisters, or to a partnership or corporation controlled by any of the aforementioned parties. Such permitted transfer may be by will or intestate succession or by inter vivos transfer.

    (f)              Termination by Death. If an optionee’s employment with the Company or any Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent exercisable at the time of death (or on such accelerated basis as the Committee shall at any time determine), by the legal representative or legatee of the optionee, for a period of one year (or such other period as the Committee shall specify at or after the time of grant) from the date of death or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

    (g)              Termination by Disability. If an optionee’s employment with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination (or on such accelerated basis as the Committee may at any time determine) for a period of one year (or such other period as the Committee shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of the Stock Option, whichever period is the shorter. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

    (h)              Termination by Retirement. If an optionee’s employment with the Company or any Subsidiary terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of Retirement (or on such accelerated basis as the Committee may at any time determine) for a period of (i) in the case of Incentive Stock Options, three months, and (ii) in the case of Non-Qualified Stock Options, one year (or such other period as the Committee shall specify at or after the time of grant), from the date of Retirement or until the expiration of the stated term of the Stock Option, whichever period is the shorter. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

    (i)              Other Termination. Unless otherwise determined by the Committee, if an optionee’s employment with the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, for a period of thirty (30) days from the date of such termination or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

    (j)              Form of Settlement. The Committee may provide in the option agreement that upon receipt of written notice of exercise, the Committee may elect to settle all or a part of the portion of any Stock Option so exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the exercise price (the “Spread Value”) (determined on the date the Stock Option is exercised).

    (k)              Procedure for Certain Credit Assisted Transactions. To the extent not inconsistent with the provisions of Section 422 of the Code or Rule 16b-3, any optionee desiring to obtain credit from a broker, dealer or other “creditor” as defined in Regulation T issued by the Board of Governors of the Federal Reserve System (provided that such broker, dealer or creditor has been approved by the Committee) to assist in exercising a Stock Option may deliver to such creditor an exercise notice properly executed by such optionee with respect to such Stock Option, together with instructions to the Company to deliver the resulting Stock to the creditor for deposit into a designated account. Upon receipt of such exercise notice and related instructions in a form acceptable to the Company, the Company shall confirm to the creditor that it will deliver to the creditor the Stock covered by such exercise notice and instructions promptly following receipt of the exercise price from the creditor. To the extent not inconsistent with the provisions of Section 422 of the Code or Rule 16b-3, upon request the Company may in its discretion, but shall not be obligated to, deliver to the creditor shares of Stock resulting from an assisted exercise prior to receipt of the option price for such shares if the creditor has delivered to the Company, in addition to the other documents contemplated hereby, the creditor’s agreement to pay the Company such exercise price in cash within five days after delivery of such shares. The credit assistance contemplated hereby may include a margin loan by the creditor secured by the Stock purchased upon exercise of a Stock Option or an immediate sale of some or all of such Stock by the creditor to obtain or recover the option price that the creditor has committed to pay to the Company.

    (l)              Special Provisions Relating to Incentive Stock Options. At the time any Incentive Stock Option granted under the Plan is exercised, the Company shall be entitled to legend the certificates representing the shares of Stock purchased pursuant to such Incentive Stock Option to clearly identify them as representing shares purchased upon exercise of an Incentive Stock Option that may be subject to income tax withholding requirements as set forth in Section 15 below. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the affected optionee, to disqualify any Incentive Stock Option under Section 422 of the Code.

    8.        Stock Appreciation Rights.

    (a)              General. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or forms of payment permitted under subsection (d) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the option exercise price, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

    (b)              Grant and Exercise. Stock Appreciation Rights may be granted in tandem with, or independently of, any Stock Option granted under the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of grant of such option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of grant of such option. A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

(c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, including the following:

    (i)              Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable only at such time or times and to the extent that the related Stock Option shall be exercisable. Upon the exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

    (ii)              Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only with such Stock Option. Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the participant’s lifetime only by the participant or the participant’s legal representative or guardian.

    (iii)              Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such option.

    (d)              Form of Settlement. Subject to Section 19(c) below, shares of Stock issued upon exercise of a Stock Appreciation Right shall be free of all restrictions under the Plan, except as otherwise provided in this subsection (d). The Committee may provide at time of grant of a Stock Appreciation Right that such shares shall be in the form of Restricted Stock or rights to acquire Deferred Stock or may reserve the right to provide so at any time after the date of grant. Any such shares and any shares subject to rights to acquire Deferred Stock shall be valued at Fair Market Value on the date of exercise of the Stock Appreciation Right without regard to any restrictions or deferral limitations.

    (e)              Rules Relating to Exercise. Where a Stock Appreciation Right relates to an Incentive Stock Option, the Committee may prescribe, by rule of general application, such other measure of value as it may determine but not in excess of an amount consistent with the qualification of such Stock Option as an “incentive stock option” under Section 422 of the Code.

    9.        Restricted Stock.

    (a)              General. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock, subject to such conditions, including the right of the Company during a specified period or periods to repurchase such shares at their original price or to require forfeiture of such shares (if no cash consideration was paid) upon the participant’s termination of employment, as the Committee may determine at the time of grant. Shares of Restricted Stock may be granted or sold in respect of past services or other valid consideration.

    (b)              Award Agreement and Certificates. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty days (or such shorter period as the Committee may specify) following the Award date by executing and delivering to the Company a Restricted Stock Award agreement in such form as the Committee shall determine and by making payment to the Company by certified or bank check or other instrument acceptable to the Committee for any cash consideration required to be paid in connection with such Restricted Stock Award. Each participant receiving a Restricted Stock Award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of the participant and deposited with the Company or its designee, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Encore Medical Corporation 1996 Incentive Stock Plan and an agreement entered into between the registered owner and Encore Medical Corporation. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and the Agreement, copies of which are on file in the office of the Secretary of Encore Medical Corporation, located in its corporate headquarters in Austin, Texas."

The Committee may require that, as a condition of any Restricted Stock Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.

    (c)              Rights as a Shareholder. Upon complying with subsection (b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to nontransferability restrictions, Company repurchase or forfeiture rights and any other condition described in this Section 9 or contained in the Restricted Stock Award agreement. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends paid on the Restricted Stock.

    (d)              Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein and in the Restricted Stock Award agreement. The Committee shall specify the date or dates (which may depend upon or be related to the attainment of performance goals or such other factors or criteria as the Committee shall determine) on which the non-transferability of the Restricted Stock and the obligation to forfeit or resell such shares to the Company shall lapse. The Committee may provide for the lapse of such restrictions in installments and at any time may accelerate such date or dates and otherwise waive or, subject to Section 18 below, amend any terms and conditions of the Award. Except as otherwise may be provided in the Award agreement or determined by the Committee at any time after the date of grant, in the event of termination of employment of a participant with the Company and its Subsidiaries for any reason (including death), the participant or the participant’s legal representative shall resell to the Company, at the cash consideration paid therefor, all Restricted Stock, and the Company shall purchase such shares at that price, or if no cash consideration was paid, all shares of Restricted Stock awarded to the participant shall automatically be forfeited to the Company. Any shares of Stock or other securities of the Company or any other entity that are issued as a distribution on, or in exchange for, Restricted Stock or into which Restricted Stock is converted as a result of a recapitalization, stock dividend, distribution of securities, stock split or combination of shares or a merger, consolidation or sale of substantially all of the assets of the Company shall be subject to the restrictions set forth in the Restricted Stock Award agreement, which shall inure to the benefit of any surviving or successor corporation that is the issuer of such securities. Upon the lapse of the restrictions applicable to a participant’s Restricted Stock, certificates for shares of Stock free of any restrictive legend shall be delivered to the participant or his legal representative or guardian.

(e) Section 83(b) Election. Any Restricted Stock Award agreement may provide that the participant may not elect to be taxed with respect to such Award in accordance with Section 83(b) of the Code.

    10.        Unrestricted Stock. The Committee may, in its sole discretion, grant or sell to any participant shares of Stock free of restrictions under the Plan (“Unrestricted Stock”). Shares of Unrestricted Stock may be granted or sold in respect of past services or other valid consideration. Any purchase of Unrestricted Stock by a recipient must take place within sixty days after the time of grant of the right to purchase such shares.

    11.        Deferred Stock Awards.

    (a)              General. A Deferred Stock Award is an Award entitling the recipient to acquire shares of Stock without payment in one or more installments at a future date or dates, all as determined by the Committee. The Committee may also condition such acquisition on the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

    (b)              Award Agreement. A participant who is granted a Deferred Stock Award shall have no rights with respect to such Award unless within sixty days of the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company a Deferred Stock Award agreement.

    (c)              Restriction on Transfer. Deferred Stock Awards and rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered. Rights with respect to such Awards shall be exercisable during the participant’s lifetime only by the participant or the participant’s legal representative or guardian.

    (d)              Rights as a Shareholder. A participant receiving a Deferred Stock Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a certificate for shares of Stock only upon satisfaction of all conditions specified in the Deferred Stock Award agreement.

    (e)              Elective Deferral. A participant may elect to further defer receipt of the Stock payable under a Deferred Stock Award (or an installment of the Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and under such terms as determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the deferral period for the Award (or for such installment of the Award).

    (f)              Termination. Except as may otherwise be provided in the Deferred Stock Award agreement, a participant’s rights in all Deferred Stock Awards shall automatically terminate thirty (30) days after the participant’s termination of employment with the Company or any of its Subsidiaries for any reason excluding death, in which case the participant’s rights shall automatically terminate one (1) year after such termination. Unless otherwise provided in the terms of an Award, at any time prior to the participant’s termination of employment, the Committee may in its discretion accelerate, waive, or, subject to Section 18 below, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award.

    (g)              Payments in Respect of Deferred Stock. Without limiting the right of the Committee to specify different terms, the Deferred Stock Award agreement may either make no provisions for, or may require or permit the immediate payment, deferral, or investment of amounts equal to, or less than, any cash dividends that would have been payable on the Deferred Stock had such Stock been outstanding, all as determined by the Committee in its sole discretion.

    12.        Performance Unit Awards.

    (a)              General. A Performance Unit Award is an Award entitling the recipient to acquire cash or shares of Stock, or a combination of cash and shares of Stock, upon the attainment of specified performance goals. The Committee in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured and all other limitations and conditions applicable to a Performance Unit Award. Performance goals may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit or individual performance factors or criteria as the Committee may deem appropriate, including those factors described in Section 5(iv)(B) above. Performance periods may overlap and participants may participate simultaneously with respect to Performance Unit Awards that are subject to different performance periods and different performance goals. The Committee may adjust the performance goals and periods applicable to a Performance Unit Award to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships. Performance Units may be awarded independent of or in connection with the grant of any other Award under the Plan.

    (b)              Award Agreement. A participant shall have no rights with respect to a Performance Unit Award unless within sixty days of the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company a Performance Unit Award agreement.

    (c)              Restrictions on Transfer. Performance Unit Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, and if exercisable over a specified period, shall be exercisable during the participant’s lifetime only by the participant or the participant’s legal representative or guardian.

    (d)              Rights as a Shareholder. A participant receiving a Performance Unit Award will have rights of a shareholder only as to shares of Stock actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions specified in the Performance Unit Award agreement.

    (e)              Termination. Unless otherwise provided in the terms of an Award, except as may otherwise be provided by the Committee at any time prior to the termination of employment, a participant’s rights and all Performance Unit Awards shall automatically terminate thirty (30) days after the participant’s termination of employment by the Company and its Subsidiaries for any reason excluding death, in which case the participant’s rights shall automatically terminate one (1) year after such termination.

    (f)              Acceleration; Waiver. At any time prior to the participant’s termination of employment with the Company and its Subsidiaries, by death or disability [or retirement], the Committee may in its sole discretion accelerate, waive, or, subject to Section 18 below, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award.

    (g)              Exercise. The Committee in its sole discretion shall establish procedures to be followed in exercising any Performance Unit Award, which procedures shall be set forth in the Performance Unit Award agreement. The Committee may at any time provide that payment under a Performance Unit Award shall be made, upon satisfaction of the applicable performance goals, without any exercise by the participant. Except as otherwise specified by the Committee, (i) a Performance Unit granted in tandem with a Stock Option may be exercised only while the Stock Option is exercisable, and (ii) the exercise of a Performance Unit granted in tandem with any Award shall reduce the number of shares of Stock subject to the related Award on such basis as is specified in the Performance Unit Award agreement.

    13.        Other Stock-Based Awards.

    (a)              General. The Committee may grant other Awards under which Stock is or may in the future be acquired (“Other Stock-Based Awards”). Such Awards may include, without limitation, debt securities convertible into or exchangeable for shares of Stock upon such conditions, including attainment of performance goals, as the Committee shall determine. Subject to the purchase price limitations in subsection (b) below, such convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt shall be issued unless the Committee shall have provided (by the Company’s right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt.

    (b)              Purchase Price; Form of Payment. The Committee may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-Based Award. The Committee may permit payment by certified check, bank check or other instrument acceptable to the Committee or by surrender of other shares of Stock (excluding shares then subject to restrictions under the Plan).

    (c)              Forfeiture of Awards; Repurchase of Stock; Acceleration or Waiver of Restrictions. The Committee may determine the conditions under which an Other Stock-Based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. The Committee may in its sole discretion, at any time prior to a participant’s termination of employment with the Company and its Subsidiaries, by death or disability [or retirement], accelerate, waive, or, subject to Section 18 below, amend any or all of the limitations or conditions imposed under any Other Stock-Based Award.

    (d)              Award Agreements. Unless otherwise provided in the terms of an Award, a participant shall have no rights with respect to any Other Stock-Based Award unless within sixty days after the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company an Other Stock-Based Award agreement.

    (e)              Restrictions on Transfer. Other Stock-Based Awards may not be sold, assigned, transferred, pledged, or encumbered except as may be provided in the Other Stock-Based Award agreement. However, in no event shall any Other Stock-Based Award be transferred other than by will or by the laws of descent and distribution or be exercisable during the participant’s lifetime by other than the participant or the participant’s legal representative or guardian.

    (f)              Rights as a Shareholder. A recipient of any Other Stock-Based Award will have rights of a shareholder only at the time and to the extent, if any, specified by the Committee in the Other Stock-Based Award agreement.

    (g)              Deemed Dividend Payments; Deferrals. Without limiting the right of the Committee to specify different terms, an Other Stock-Based Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends or deemed dividends payable or deemed payable on Stock subject to the Award.

    14.         Supplemental Grants.

    (a)              Loans. The Company may in its sole discretion make a loan to the recipient of an Award hereunder, either on or after the date of grant of such Award. Such loans may be either in connection with exercise of a Stock Option, a Stock Appreciation Right or an Other Stock-Based Award, in connection with the purchase of shares under any Award, or in connection with the payment of any federal, state and local income taxes in respect of income recognized under an Award. The Committee shall have full authority to decide whether to make a loan hereunder and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Stock issued, have a term (including extensions) exceeding ten years in duration or be in amount exceeding the total exercise or purchase price paid by the borrower under an Award or for related Stock under the Plan plus an amount equal to the cash payment permitted in subsection (b) below.

    (b)              Cash Payments. The Committee may, at any time and in its discretion, authorize a cash payment, in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award, which shall not exceed the amount that would be required in order to pay in full the federal, state and local income taxes due as a result of income recognized by the recipient as a consequence of (i) the receipt of an Award or the exercise of rights thereunder and (ii) the receipt of such cash payment. The Committee shall have complete authority to decide whether to make such cash payments in any case, to make provisions for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of any such payment.

    15.        Withholding. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If a participant surrenders shares of Stock acquired pursuant to the exercise of an Incentive Stock Option in payment of the option price of a Stock Option or the purchase price under another Award, and such surrender constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment under the Code, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements. A recipient may elect, with respect to any Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, Deferred Stock Award, Performance Unit Award or Other Stock-Based Award that is paid in whole or in part in Stock, to surrender or authorize the Company to withhold shares of Stock (valued at Fair Market Value on the date of surrender or withholding of the shares) in satisfaction of all such withholding requirements. The Committee shall have the discretion to provide (by general rule or a provision in the specific Award agreement) that, at the election of the recipient, “federal, state and local withholding tax requirements” shall be deemed to be any amount designated by the recipient that does not exceed his estimated federal, state and local tax obligations associated with the transaction, including FICA taxes to the extent applicable.

    16.        Merger; Liquidation. If the Company shall be the surviving corporation in any merger, recapitalization or similar reorganization, the holder of each outstanding Stock Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Stock Option, the number and class of shares of Stock or other securities to which a holder of the number of shares of Stock subject to the Stock Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in connection with determining the value of any related Stock Appreciation Right. In the event of any such change in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of stock or other securities with respect to which outstanding Awards are exercisable and with respect to which future Awards may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 18 below. In the event of dissolution or liquidation of the Company or a merger in which the Company is not the surviving corporation, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number or purchase price (if any) of shares subject to such Awards as it may determine, or accelerate, amend, or terminate such Awards upon such terms and conditions as it shall provide, which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration that the Committee deems equitable in the circumstances.

    17.        Unfunded Status of Plan. With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards, provided that the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

    18.        Amendments and Termination. The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuance shall be made that would impair the rights of an optionee under a Stock Option or a recipient of another Award theretofore granted without the optionee’s or recipient’s consent; provided, however, that any alteration or amendment that would require shareholder approval in order for the Plan to continue to meet any applicable legal or regulatory requirements shall be effective only if it is approved by the shareholders of the Company in the manner required thereby. Unless otherwise provided in the terms of an Award, the Committee may at any time decrease or cancel any outstanding Award (or provide substitute Awards at the same or a reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements that would apply to the substitute or amended Award if it were then initially granted under the Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the recipient’s consent.

    19.        General Provisions.

    (a)              Transfers. For purposes of the Plan, the transfer to the employment by the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another, shall not be deemed a termination of employment.

    (b)              Leaves of Absence. The Committee may in its discretion determine whether a leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of such leave of absence on Awards previously granted to a holder who takes a leave of absence.

    (c)              Restrictions on Delivery and Sale of Shares. Each Award granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the Stock covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of Stock thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933, as amended, or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of any delivery of Stock pursuant to an Award, that the recipient of Stock represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that the Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933, as amended, and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

    (d)              Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan does not confer upon any employee any right to continued employment with the Company or a Subsidiary, or affect the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

(e) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Texas.

    20.        Effective Date. The Plan shall become effective on November 8, 1996, the date of its adoption by the Board, subject, however, to the approval of the Plan by the shareholders of the Company at their next Annual Meeting, or sooner if presented for approval by the shareholders prior to such Annual Meeting. Subject to approval by the shareholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Awards may be granted hereunder on and after adoption of the Plan by the Board. Unless shareholder approval is obtained by November 7, 1997, this Plan and any Award granted hereunder shall become void thereafter.

EXHIBIT B

ENCORE MEDICAL CORPORATION
AUDIT COMMITTEE CHARTER

THE PURPOSES OF THE AUDIT COMMITTEE

        The purposes of the Audit Committee (the “Committee”) of Encore Medical Corporation (the “Company”) shall be to:

•

  Represent and assist the Board of Directors in discharging its oversight responsibility relating to: (i) the accounting, reporting and financial practices of the Company and its subsidiaries, including the integrity of the Company’s financial statements, and the audits of the financial statements of the Company; (ii) the surveillance of administration and financial controls and the Company’s compliance with legal and regulatory requirements; (iii) the Company’s independent auditor’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and the Company’s independent auditor; and

•	Prepare the report required by the rules of the Securities and Exchange Commission (“Commission”) to be included in the Company’s annual proxy statement.

        Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; and the Company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The Company’s independent auditor is responsible for performing an independent audit of the consolidated financial statements of the Company in accordance with generally accepted auditing standards.

AUDIT COMMITTEE MEMBERSHIP

        The Committee shall be composed of no fewer than three members of the Board of Directors of the Company determined by the Board to meet the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. (“NASDAQ”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder. In addition, no member of the Committee shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years. Appointment to the Committee, including the designation of the Chairperson of the Committee and the designation of any Committee member or members as an “audit committee financial expert,” shall be made on an annual basis by the full Board upon recommendation of the Company’s Nominations Committee. Committee members may be replaced by the Board. The “audit committee financial expert” shall serve as Chairperson of the Committee unless the Board determines otherwise.

        Each member of the Committee must be able to read and understand fundamental financial statements and footnotes, including the Company’s balance sheet, income statement and cash flow statement. Additionally, at least one member of the Committee, the “audit committee financial expert,” must have (i) an understanding of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves; (ii) experience preparing, auditing, analyzing or evaluating financial statements that present the breadth and level of complexity of accounting issues generally comparable to those that may arise in the Company’s financial statements; (iii) experience with internal controls and procedures for financial reporting; and (iv) an understanding of audit committee functions. The “audit committee financial expert” must have acquired these attributes through past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such person’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permissible non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

AUDIT COMMITTEE MEETINGS

        The Committee shall meet at least quarterly, with authority to convene additional meetings as circumstances require. Meetings may be either in person or by telephone conference call which can be heard by all members of the Committee present at the meeting. A majority of the members of the Committee shall constitute a quorum.

        The Chairperson of the Committee shall preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to address at each meeting. The Company will ensure that the agenda for each meeting is circulated in advance of the meeting.

        Periodically, the Committee shall meet separately with management, the Company’s internal auditors and the Company’s independent auditor in separate executive sessions. The Committee may request any director, officer or employee of the Company or the Company’s internal auditors, outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee or such other persons as the Committee deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to enable it to carry out its responsibilities. The Committee shall record, or cause to be recorded, minutes of the proceedings of each meeting of the Committee, and shall send, or cause to be sent, such minutes to Committee members and the members of the Board who are not members of the Committee. The Secretary of the Company shall permanently file the minutes of all meetings of the Committee in the Company’s corporate record books.

AUDIT COMMITTEE RESPONSIBILITIES

The Committee shall:

External Audit

        Have the sole authority to appoint or replace the Company’s independent auditor and to approve all engagement fees and terms (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company. The independent auditor shall report directly to the Committee, and the Company shall provide the Committee the ability to compensate the independent auditor.

        Establish policies and procedures for the engagement of the Company’s independent auditor to provide audit and permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the Company’s independent auditor.

        Pre-approve all auditing services and permissible non-auditing services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. Review and evaluate the lead partner of the independent auditor team.

        Obtain and review, at least annually, a report by the Company’s independent auditor describing: (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor; and (c) any steps taken to deal with any such issues.

        Consider, at least annually, the independence of the Company’s independent auditor including whether the independent auditor’s performance of permissible non-audit services is compatible with the auditor’s independence, and obtain and review a report by the independent auditor describing any relationship between the independent auditor and the Company or any other relationships that may adversely affect the independence of the auditor. The Committee shall present its conclusions with respect to the independent auditor to the Board of Directors.

        Review and discuss with the Company’s independent auditor: (a) the scope of the audit, the results of the annual audit examination by the independent auditor, and any difficulties the independent auditor encountered in the course of its audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management; and (b) any reports of the independent auditor with respect to interim periods.

        Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

        Establish policies for the Company’s hiring of employees and former employees of the Company’s independent auditor.

        Meet with the external auditors and management periodically, but at least annually, in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

        Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis.

Annual Financial Statements.

        Review and discuss with management and the Company’s independent auditor the annual audited financial statements of the Company including: (a) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including accounting policies that may be regarded as critical; and (c) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations. The Committee shall pay particular attention to complex and/or unusual transactions and focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; product and environmental liability; litigation reserves; and other commitments and contingencies.

Interim Financial Statements

        Review and discuss with management and the Company’s independent auditor the quarterly financial statements of the Company, including: (a) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including accounting policies that may be regarded as critical; and (c) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

        Gain insight into the fairness of the interim statements and disclosures by obtaining explanations from management and from the Company’s independent auditor on whether: (a) actual financial results for the quarter or interim period varied significantly from budgeted or projected results; (b) changes in financial ratios and relationships in the interim financial statements are consistent with changes in the Company’s operations and financing practices; (c) generally accepted accounting principles have been consistently applied; (d) there are any actual or proposed changes in accounting or financial reporting practices; (e) there are any significant or unusual events or transactions; (f) the Company’s financial and operating controls are functioning effectively; (g) the Company has complied with the terms of loan agreements or security indentures; and (h) the quarterly financial statements contain adequate and appropriate disclosures.

        Review and discuss quarterly reports from the Company’s independent auditor about: (a) all critical accounting policies and practices to be used; (b) significant or material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company’s independent auditor; and (c) other material written communications between the Company’s independent auditor and management, such as any management letter or schedule of unadjusted differences.

Internal Control

        Review and discuss the adequacy and effectiveness of the Company’s internal controls periodically, but at least annually, including any material weaknesses in internal controls and significant changes in such controls reported to the Committee by the Company’s independent auditor or management. Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities. Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown. Gain an understanding of whether internal control recommendations made by external auditors have been implemented by management. Ensure that the external auditors keep the Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters to the extent they become aware of any such matters.

        Review and discuss the Company’s policies with respect to risk assessment and risk management.

Disclosures

        Review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

        Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for each Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

        Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Review and discuss corporate policies with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies, periodically, but at least annually.

Compliance with Laws and Regulations

        Review the Company’s compliance systems and policy and procedures with respect to legal and regulatory requirements. Review the results of management’s investigations and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

        At least once per year obtain updates from management, general counsel, and tax director regarding compliance. Review with management and the external auditors the findings of any examinations by regulatory agencies such as the Commission.

Compliance with Code of Conduct

        Review the Company’s code of conduct and programs to monitor compliance with such code. Review whether management is setting the appropriate tone at the top by communicating the importance of the code of conduct and the guidelines for acceptable business practices.

        Periodically obtain updates from management and general counsel regarding compliance with such code.

Reporting Responsibilities

        The Committee shall regularly update the Board of Directors and make appropriate recommendations about committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function.

Other Responsibilities

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  Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

•	Review and approve all related party transactions for potential conflict of interest situations on an ongoing basis.

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  Review, with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements. If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

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  Review the performance of the Committee and assess the adequacy of the Committee charter periodically, but at least annually, as conditions dictate. Update the Committee charter as needed and receive approval of changes from the Board.

•	Perform other oversight functions as requested by the full Board.

COMMITTEE RESOURCES

        The Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to engage and retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for the payment of compensation to any independent auditor engaged for the purpose of rendering or issuing an audit report; and compensation to any advisors employed by the Committee. The Committee shall have the power to request from the Board that Company funds be allocated to it to use in connection with the performance of its duties under this Charter.